Acquisitions	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Acquisitions

2. Acquisitions

On June 23, 2015, the Company completed the purchase of certain assets of a company that provides short-term financing to small businesses throughout the United States through RPAs, which provide working capital for small businesses in exchange for a portion of the business’s future receivables at an agreed upon discount. The total consideration of $26.8 million was comprised of $17.7 million in cash at closing, a $3.0 million promissory note (included in “Accounts payable and accrued expenses” in the consolidated balance sheets) and estimated contingent consideration of $6.1 million based on future earn-out opportunities. The contingent purchase consideration was recorded at its estimated fair value at the date of acquisition based upon the Company’s assessment of the probable earnings attributable to the business as defined in the purchase agreement. To the extent operating results exceed the Company’s estimate, additional contingent consideration would be due, however the total consideration paid may not exceed $71 million.

The purchase price allocation is provisional, pending completion of the valuation of the acquired assets. The final valuation, which will be determined after further analysis and consultation with third party advisors, may change the allocation of the purchase price and could affect the fair values assigned to the assets.

This purchase was not material to the Company’s consolidated financial statements. The operating results of the purchased assets, which were not material, have been included in the Company’s consolidated financial statements from the date of acquisition.